Investor Presentation March 2014 Maiden Holdings, Ltd.

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. 2

Maiden’s Value Proposition • Focus on low-volatility lines of business and more predictable “working layer” reinsurance – Not focused on the property catastrophe reinsurance market • Long-term relationships with targeted regional and specialty P&C insurers - 30-year operating history • Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 • Diversified portfolio of low-volatility underwriting business • Predictable and stable operating results • Highly efficient and scalable operating platform • Growing balance sheet scale and capital efficiency supported by the low-volatility model • Conservative investment portfolio • Shareholder-friendly approach to capital growth 3 1 2 3 4 5 6 7 8 Maiden is well positioned with unique competitive advantages and a highly differentiated business strategy 9

Maiden’s History 1 Am Trust’s majority shareholders include holdings of Michael Karfunkel, Leah Karfunkel, George Karfunkel, and Barry Zyskind (“Founding Shareholders”). 2 American Capital Acquisition Corporation (“ACAC”) acquired GMAC Personal Lines Business in 2010. Renamed National General Holdings Corporation (“NGHC”) in 2013. 3As of December 31, 2013 4Ownership is pro forma for $260mm TRUPS offering. 5As of most recent filing. 2007 2008 2009 2010 2011 2012 2013 2007 2008 2009 2010 2011 2012 2013 Net Premiums Written (“NPW”) $247 $727 $1,030 $1,228 $1,724 $1,901 $2,096 Employees 5 129 139 204 213 214 1853 Founding Shareholders¹ Ownership 18.6% 30.1%4 30.1% 28.3% 28.3% 28.4% 28.2%5 • AmTrust’s majority shareholders¹ formed Maiden • Entered into 40% Quota Share with AmTrust • Entered into 25% ACAC² Quota Share • Acquired international insurance business (IIS) from Ally • Sold Property E&S business • ACAC / NGHC Quota Share discontinued • All-time high earnings in 2013 • Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure 4 2014 • Redeemed 14% TRUPS January 15, 2014

Maiden's Key Businesses Today

MAIDEN HOLDINGS LTD

	Diversified Reinsurance	AmTrust Quota Share Reinsurance
Clients	• Focus on lower volatility "working layer" reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets	• Providing strategically important growth and capital support to AmTrust since 2007
Products / Businesses	**U.S.** • Personal & commercial auto • Commercial multi-peril • General liability • Workers' compensation **Select international markets:** • Personal Auto • Credit Life  2013 NPW = $762mm	**Small Commercial (U.S.)** • Workers' compensation • Commercial package • Commercial lines **Specialty Risk and Extended Warranty (U.S., Europe):** • Consumer and commercial goods warranty • European Hospital liability • Other **Specialty Program:** • Worker's compensation and commercial package for specialty risks / segments  2013 NPW = $1,170mm
Underwriting / Distribution	• Multi-functional U.S underwriting teams – Broker treaty – Direct treaty – Specialty / facultative – A&H • International team • 41% direct / 59% brokered distribution • Highly rated in Flaspöhler industry cedent survey	• Multi-year quota-share reinsurance relationship since 2007 – Master Agreement in place through 2016, with negotiated contract modifications and term extensions renewed twice previously – Actively managed by Maiden to preserve targeted economics • Strong controls and governance – Independent underwriting and reserving – All related party transactions require independent Audit Committee approvals
Competitive Advantage	• Lasting, profitable, long-term relationships with clients - 30-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform	• Significant driver of growth with improving combined ratios • AmTrust's leading competitive position in specialty markets[1] • Improving rate environment, particularly in workers' compensation

International 14%
A&H 5%
[CATEGORY NAME] 19%
[CATEGORY NAME] 62%

Specialty Program 13%
[CATEGORY NAME] 38%
[CATEGORY NAME]

[1]Per Forbes 7/19/2013 publication.

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Balanced Portfolio of Low Volatility Underwriting Business 6 2013 NPW Excluding NGHC • Low-hazard, profitable workers’ compensation exposure ― 32% of Maiden’s total 2013 NPW excluding NGHC ― Focus on small premium, small-employer policies ― Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment • Primary pricing discipline with improving trends across the portfolio • Positioned for further underwriting performance improvement post termination of NGHC quota-share in 2013 2013 NPW Excluding NGHC = $1,931.7mm 1. Workers' compensation 32% 2. Personal auto 13% 3. Commercial auto 12% 4. Other liability 12% 5. Warranty 11% 6. European hospital liab. 7% 7. Commercial multi-peril 3% 8. Fire, allied lines and inland marine 3% 9. Others 3% 10. Accident & health 2% 11. Homeowners' 2% 1 2 3 4 5 6 7 8 9 10 11

Minimal Property Catastrophe Exposure 7 • Minimal exposure to property catastrophe risks — 1-in-250-year PML managed to less than annual net income — Further reduced property-catastrophe exposure through the sale of E&S property business to Brit Insurance in 2013 • Maiden has generated annual underwriting income every year and net operating income every quarter since its formation in 2007 1 Maiden PML and common equity data as of 12/31/2013. (Re)insurer comparative PML as of 1/1/2014 and common equity as of 12/31/2013, with the exception of PMLs for EverestRe as of 1/1/2013, XL as of 7/1/2013 and PartnerRe as of 10/1/2013. 2Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, Validus, XL. 1-in-250-Year Occurrence PML / Common Equity 3% 19% $28 Selected (Re)Insurers2 1-in-250 yr. PML1 ($mm) Maiden

(30)% (20)% (10)% 0% 10% 20% 30% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 2009 2010 2011 2012 2013 60% 80% 100% 120% 140% 160% 180% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4 2009 2010 2011 2012 2013 Annualized Operating ROACE Quarterly Combined Ratio Maiden’s 2013 Operating ROACE: 10.5% Predictable and Stable Operating Performance 8 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL. 2Property E&S was sold to Brit in 2013. Source SNL Financial. Maiden Selected P&C (Re)Insurers¹ Maiden Q4 2012 Excluding Property E&S²

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities 9 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL. Source: SNL and Company Financials 2013 G&A Expense Ratio Maiden: 2.9% Selected P&C (Re)Insurers1: 15.0% $1,030 $1,228 $1,724 $1,901 $2,096 3.5% 3.5% 3.5% 2.9% 2.9% 2009 2010 2011 2012 2013 Net Premiums Written ($mm) G&A Expense Ratio

Maiden Maintains a Conservative Investment Portfolio Investments Composition1 (1) As of December 31, 2013 Total: $3.2bn Strong Credit Quality of Investments1 Total: $3.2bn • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 4Q13 is 3.71%; overall 4Q13 book yield (excluding cash equivalents) is 3.48% • December 31, 2013 average fixed maturity duration of 4.64 years, driven by US Agency MBS pre-payment activity compared to 3.55 years as of December 31, 2012 • Profitable growth, positive cash flow and growing capital base have expanded invested assets that will enhance earnings 10 U.S. Treasuries 1% Other 3% Municipal Bonds 5% US Agency 40% Corporate Bonds 51% US Treasuries 1% BB+ or lower 1% [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] A 21% BBB 22% US Agency 40%

Low-Volatility Business Model Supporting Asset and Investment Income Growth 11 Growing Net Investment Income ($mm) Expanding Invested Assets Base ($mm) $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 2009 2010 2011 2012 2013 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 2009 2010 2011 2012 2013

551 554 644 696 705 724 782 756 215 215 126 126 126 108 208 360 360 150 315 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 P ro -F o rm a * To ta l Ca p ita l (e x c lu d in g A O CI ) Common Equity Trust Preferred ("TRUPS") Senior Notes Preference Shares (In $ millions) Balanced and Diversified Capital Structure 12 • Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities — January 2009: 14% Trust Preferred Securities (“TRUPS”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders — June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS — March 2012: 30-Year, 8% Senior Notes Offering of $100 million — August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million — October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth — November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem 14% TRUPS • 14% TRUPS issued in early 2009 redeemed in January 2014 • Continued exploration of shareholder friendly, diverse and alternative sources of capital Balanced and Diversified Capital Structure (*) Pro-Forma subsequent to TRUPs redemption on January 15, 2014 Note: As of 12/31/2013, the stated value of the Junior Subordinated Debt was $126.4mm which comprises the principal amount of $152.5mm less the unamortized discount of $26.1mm.

Opportunities to Strengthen ROE 1. Improve underwriting returns • Continued underwriting discipline and catastrophe exposure management • One point lower on the combined ratio can benefit operating ROE by approximately two percentage points 2. Refinanced remaining 14% TRUPS on January 15, 2014 • Lowers interest expense by $9.5 million on an annualized basis 3. Recovery of investment yields and full deployment of investable cash • Near-term interest rate environment dampening returns • Maintain conservative risk profile of investment portfolio • Medium-term Operating ROE > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled exposure to a one-in- 250 cat event < annual net income Targeted Operating Metrics Targeted Operating Metrics More Achievable as Underwriting Results Improve, Cost of Capital Decreased and Investment Environment Becomes More Favorable 13

Investment Opportunity 14  Differentiated P&C reinsurance business model with focus on low- volatility, predictable lines of business and strong and long-lasting client relationships  Demonstrated predictable, stable and highly efficient operating performance  Shareholder-friendly capital management  Well-positioned for continued profitable growth • Strong, disciplined business growth with favorable pricing trends • Significant opportunities to further enhance profitability

Appendix • Flaspöhler Cedent Survey Results • Mechanics of Dilutive Impact from Convertible Preferred Shares • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures 15

2013 Flaspöhler Cedent Survey Results • Maiden Re Top Ranked in Three Categories of 10: – Ease of doing business – ranked #1 – Client orientation – ranked #1 – Value added services – ranked #1 • More #1 rankings than any other reinsurer • Favorable rankings reflect efforts to deliver differentiated products and services to clients • Continued orientation around delivering on Maiden’s core value proposition to clients and prospects has helped drive new business opportunities and increase shares from existing customers 16 Appendix

Mechanics of Dilutive Impact from Convertible Preferred Shares

MAIDEN HOLDINGS LTD

Appendix

- Impact on diluted earnings per common share - The issuance of Series B Mandatory Convertible shares has a significant impact on our fully diluted weighted average number of common shares.
- The convertible shares were issued on October 1st, 2013; the weighted average conversion for the fourth quarter 2013 includes the fully diluted impact. Fully diluted adjusted weighted average number of common shares for the fourth quarter of 2013 was 84.5 million.
- The full year 2013 weighted average computation lessens the dilutive impact. For the full year, adjusted fully diluted weighted average number of common shares is 76.4 million.
- Impact on diluted book value per common share - In the calculation of diluted book value per common share, the Mandatory Convertible Preference Shares - Series B are excluded from the calculation as they are anti-dilutive as of December 31, 2013.

Maiden Holdings Ltd.

Basic and Diluted Operating earnings per share

($ in millions)

For the Three Months and Year Ended December 31, 2013	**Q4 2013**	**2013**
Numerator:		
Operating earnings attributable to Maiden shareholders	$ 26,925	$ 102,326
Dividends on preference shares	(3,644)	(14,834)
Amount allocated to participating common shareholders (1)	(31)	(115)
Numerator for basic OEPS - operating income allocated to Maiden common shareholders	**23,250**	**87,377**
Potentially dilutive securities:		
Dividends on convertible preference shares	2,459	2,459
Numerator for diluted OEPS - net income allocated to Maiden common shareholders after assumed conversion	**$ 25,709**	**$ 89,836**
Denominator:		
Weighted average number of common shares – basic	**72,615,033**	**72,510,361**
Potentially dilutive securities:		
Share options and restricted share units	1,261,787	1,253,479
Convertible preference shares	10,645,161	2,653,999
Adjusted weighted average number of common shares and assumed conversions – diluted	**84,521,981**	**76,417,839**
Basic operating earnings per share attributable to Maiden common shareholders:	**$ 0.32**	**$ 1.21**
Diluted operating earnings per share attributable to Maiden common shareholders:	**$ 0.30**	**$ 1.18**

(1) This represents earnings allocated to the holders of non-vested restricted shares issued to Company's employees under the 2007 Share Incentive Plan.

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Summary Balance Sheet

MAIDEN HOLDINGS LTD

Appendix

	2008	2009	2010	2011	2012	2013
			($ in millions)			
Invested Assets						
Investments	$ 1,125.2	$ 1,667.2	$ 1,880.3	$ 2,022.9	$ 2,621.6	$ 3,167.2
Cash & Cash Equivalents	541.2	252.3	185.9	303.0	213.8	217.2
Loan to Related Party	168.0	168.0	168.0	168.0	168.0	168.0
Total Invested Assets	1,834.4	2,087.5	2,234.2	2,493.9	3,003.4	3,552.4
Net Reinsurance Receivable	71.9	211.3	226.3	423.4	522.6	560.1
Deferred Acquisition Costs	104.5	173.0	203.6	248.4	270.7	304.9
Other Assets	117.8	164.3	318.5	229.4	341.5	296.0
Total Assets	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**
Loss and LAE Reserve	$ 897.7	$ 1,002.7	$ 1,226.8	$ 1,398.4	$ 1,740.3	$ 1,957.8
Unearned Premiums	444.5	583.5	657.6	832.0	936.5	1,034.8
Senior Notes	-	-	-	107.5	207.5	360.0
Trust Preferred Securities*	-	215.1	215.2	126.3	126.3	126.4
Other Liabilities	276.6	158.3	132.5	161.9	112.0	110.1
Total Liabilities	**1,618.8**	**1,959.6**	**2,232.1**	**2,626.1**	**3,122.6**	**3,589.1**
Equity	**509.8**	**676.5**	**750.5**	**769.0**	**1,015.6**	**1,124.3**
Total Liabilities & Equity	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,713.4**
Book Value per Common Share	**$ 8.70**	**$ 9.62**	**$ 10.40**	**$ 10.64**	**$ 11.96**	**$ 11.14**
Growth in Total Invested Assets	**186.8%**	**13.8%**	**7.0%**	**11.6%**	**20.4%**	**18.3%**
Ratio of Total Invested Assets to Equity	**359.8%**	**308.6%**	**297.7%**	**324.3%**	**295.7%**	**316.0%**

(*) TRUPS redeemed in full on January 15, 2014

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Summary Income Statement

MAIDEN HOLDINGS LTD

Appendix

($ in millions)

	2008	2009	2010	2011	2012	2013
Net Premium Written	**$ 727.4**	**$ 1,030.4**	**$ 1,227.8**	**$ 1,723.5**	**$ 1,901.3**	**$ 2,096.3**
Net Earned Premium	$ 420.1	$ 919.9	$ 1,169.8	$ 1,552.4	$ 1,803.8	$ 2,000.9
Net Investment Income	37.2	62.9	71.6	74.9	81.2	91.4
Interest and Amortization Expense	-	34.4	36.5	34.1	36.4	39.5
Net Income	**$ 18.8**	**$ 61.1**	**$ 69.9**	**$ 28.5**	**$ 46.5**	**$ 87.9**
Operating Earnings *	**$ 60.6**	**$ 66.2**	**$ 72.7**	**$ 69.6**	**$ 48.5**	**$ 87.5**
Operating EPS *	**$ 1.02**	**$ 0.95**	**$ 1.02**	**$ 0.96**	**$ 0.66**	**$ 1.18**
Operating ROE *	**11.6%**	**11.2%**	**10.2%**	**9.2%**	**5.9%**	**10.5%**
Loss Ratio	**62.8%**	**66.2%**	**64.6%**	**66.6%**	**69.5%**	**67.0%**
Expense Ratio	**32.0%**	**29.7%**	**32.3%**	**31.5%**	**30.0%**	**30.5%**
Combined Ratio	**94.8%**	**95.9%**	**96.9%**	**98.1%**	**99.5%**	**97.5%**

- (*) 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt. 2011 also Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Storm Sandy in 4Q12.
- Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information.

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Non-GAAP Financial Measures Reconciliation Note: Please see the definition of non-GAAP financial measures on next page for additional important information. Appendix 20 2008 2009 2010 2011 2012 2013 ($ in millions) Net income $ 18.8 $ 61.1 $ 69.9 $ 28.5 $ 46.5 $ 87.9 Add (subtract): Net realized investment (gains) losses 37.5 (0.3) (6.6) (0.5) (1.9) (3.6) Foreign exchange and other losses (gains) 1.4 (2.5) 0.6 (0.3) (1.6) (2.8) Amortization of intangibles 1.3 6.6 5.8 5.0 4.4 3.8 Junior subordinated debt repurchase expense - - - 15.1 - - Accelerated amortization of junior subordinated debt discount and issuance cost - - - 20.3 - - Interest expense incurred related to 7.75% senior notes prior to actual redemption of the junior subordinated debt - - - - - 1.2 Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008) 1.6 - 1.8 0.2 - - Non-cash deferred tax expense - 1.3 1.2 1.3 1.1 1.0 Operating earnings $ 60.6 $ 66.2 $ 72.7 $ 69.6 $ 48.5 $ 87.5 Operating earnings per common share: Basic operating earnings per share $ 1.02 $ 0.95 $ 1.03 $ 0.97 $ 0.67 $ 1.21 Diluted operating earnings per share $ 1.02 $ 0.95 $ 1.02 $ 0.96 $ 0.66 $ 1.18

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Share: In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses and interest expense incurred related to 7.75% senior notes prior to actual redemption of the junior subordinated debt and non-cash deferred tax charge. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non- recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non-recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. • Operating Return on Common Equity ("Operating ROCE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, the amortization of intangible assets, and non-cash deferred tax expenses) divided by average common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed. • See the previous page of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 21